Subsequent Events	12 Months Ended
Jul. 31, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
12.	SUBSEQUENT EVENTS

Management has approved the financial statements and performed an evaluation of subsequent events through October 17, 2013.

On August 13, 2013, the Company, BGS Acquisition Subsidiary, Inc. (“Purchaser”) and BGS Merger Subsidiary, Inc. (“Merger Sub”) entered into the Amended and Restated Merger and Share Exchange Agreement (the “Merger Agreement”) with TransnetYX Holding Corp. (“TransnetYX”), Black Diamond Holdings LLC (“Black Diamond”) and Black Diamond Financial Group, LLC, a Delaware limited liability company and the manager of Black Diamond.

Pursuant to the Merger Agreement, the Company will merge with and into Purchaser and TransnetYX will merge with and into a wholly owned subsidiary of Purchaser, Merger Sub, with Merger Sub as the surviving entity, or “Survivor” (the “Transaction Merger”). As consideration in this transaction, Purchaser will issue to the shareholders of record of TransnetYX 8,000,000 shares of the common stock of Purchaser on a pro rata basis and will pay a maximum of $15.0 million in cash (the “Cash Payment”), provided that up to $11.0 million of the Cash Payment may be paid in additional shares of common stock of Purchaser if there is not adequate cash to accommodate a $15.0 million payment to the shareholders of TransnetYX and have $6.0 million in cash available in the Survivor for payment of transaction expenses and for working capital purposes. 2,000,000 of the shares of common stock of Purchaser held by Black Diamond immediately following the consummation of the transaction will be subject to a lock-up agreement that will limit Black Diamond’s ability to dispose of those shares until the earlier of (1) the Survivor achieving gross revenues in fiscal year 2015 in excess of $60 million or (2) December 31, 2020. In addition, the shareholders of TransnetYX may receive an earn out of up to an additional 8,000,000 shares of the common stock of Purchaser based on the gross revenues of the post-transaction operating company in fiscal year 2015.

On August 23, 2013, the Company filed a Schedule TO for an Offer to Purchase (the “Offer”) 3,014,778 Ordinary Shares at a price of $10.15 per share in connection with the Transaction Merger. In connection with the Offer, the Company believes that it will not be able to consummate the Transaction Merger prior to September 26, 2013, as required by the Company’s memorandum and articles of association (the “Charter”).  Since we may not be able to complete the Business Combination prior to September 26, 2013, our board of directors determined that it would be in the best interests of our shareholders to amend the Charter and the agreement governing the Trust Account to extend such date for a period of two months until November 26, 2013, rather than liquidate as required by the Charter (the “Extension”). In connection with the Extension, the board of directors has determined that it is in the Company’s best interest to allow shareholders holding the Ordinary Shares sold in our IPO the opportunity to redeem their Public Shares for a pro rata portion of the Trust Account, in accordance with their right to receive such monies under the Charter.

The Offer expired at 11:59 p.m., New York City time, on September 23, 2013, with a total of 2,182,317 Ordinary Shares validly tendered and not properly withdrawn for a total purchase price of approximately $22.2 million, excluding fees and expenses related to the Offer. Such Ordinary Shares represent approximately 40.9% of the Company’s issued and outstanding Ordinary Shares as of September 23, 2013. Payment for ordinary shares accepted for purchase was made promptly.

In September 2013, at a Shareholder Meeting, the shareholders approved the extension amendment to the memorandum and articles of association to extend the termination date through November 26, 2013.